Neuberger Berman Alternative and Multi-Asset Class Funds®
Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A, Class C and Institutional Class
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information, each dated February 28, 2015

Neuberger Berman Income Funds®
Neuberger Berman Short Duration Bond Fund
Investor Class, Trust Class, Institutional Class, Class A, Class C, and Class R6

Supplement to the Summary Prospectuses, Prospectuses, and Statement of Additional Information, each dated February 28, 2015

Neuberger Berman Advisers Management Trust®
Balanced Portfolio
Short Duration Bond Portfolio
Class I

Supplement to the Summary Prospectuses, Prospectuses, and Statement of Additional Information, each dated May 1, 2015

Effective June 30, 2015, Richard Grau will no longer serve as a Portfolio Manager for Neuberger Berman Risk Balanced Commodity Strategy Fund, Neuberger Berman Short Duration Bond Fund, Short Duration Bond Portfolio, or Balanced Portfolio (each, a “Fund”).  Accordingly, all references to Mr. Grau in each Fund’s summary prospectus(es), prospectus(es), and statements of additional information are deleted in their entirety as of that date.

The date of this supplement is May 5, 2015.

Please retain this supplement for future reference.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700
Institutional Services: 800.366.6264
Website: www.nb.com